UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

WHX CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2

WHX CORPORATION
1133 Westchester Avenue
White Plains, NY 10604

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 9, 2010

To the Stockholders of WHX Corporation:

The annual meeting of stockholders of WHX Corporation (the “Company”) will be held on December 9, 2010, at 11:00 a.m., local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located at 65 East 55th Street, New York, New York 10022, for the following purposes:

1.
To elect seven directors to our Board of Directors (the “Board”), each to serve until the annual meeting of stockholders in fiscal year 2011 and until their respective successors have been duly elected and qualified;

2.	To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, to change the name of the Company from “WHX Corporation” to “Handy & Harman Holdings Ltd.”;

3.
To approve an amendment of the Company’s 2007 Incentive Stock Plan to increase the number of shares of the Company’s common stock, par value $0.01 per share, subject to the 2007 Incentive Stock Plan from 80,000 shares to 1,200,000 shares;

4.	To ratify the appointment of Grant Thornton LLP as the Company’s independent accountants for the fiscal year ending December 31, 2010; and

5.	To transact any other matters that may properly come before the meeting and any adjournment or postponement thereof.

The Board has fixed the close of business on October 21, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.  Only holders of record of shares of Common Stock of the Company at the close of business on October 21, 2010 are entitled to notice of and to vote at the meeting.

Your vote is very important.  All stockholders are cordially invited to attend the meeting.  We urge you, whether or not you plan to attend the meeting, to submit your proxy by completing, signing, dating and mailing the enclosed proxy or voting instruction card in the postage-paid envelope provided.  If a stockholder who has submitted a proxy attends the meeting in person, such stockholder may revoke the proxy and vote in person on all matters submitted at the meeting.

The notice and Proxy Statement are first being mailed to our stockholders on or about November 5, 2010.

Please follow the voting instructions on the enclosed proxy card to vote.

By Order of the Board,

WHX CORPORATION

/s/ Glen M. Kassan

Glen M. Kassan
Chief Executive Officer
November 4, 2010

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING	1
VOTING INSTRUCTIONS FOR HOLDERS OF COMMON STOCK	2
PROPOSAL ONE: ELECTION OF DIRECTORS	4
PROPOSAL TWO: NAME CHANGE AMENDMENT TO CERTIFICATE OF INCORPORATION	24
PROPOSAL THREE: AMENDMENT TO 2007 PLAN	26
PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS	31
STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING AND OTHER MATTERS	33
APPENDIX A FORM OF CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WHX CORPORATION	A-1
APPENDIX B 2007 INCENTIVE STOCK PLAN, AS AMENDED ___________, 2010	B-1

i

WHX CORPORATION
1133 Westchester Avenue
White Plains, NY 10604

PROXY STATEMENT

For Annual Meeting of Stockholders
To Be Held On December 9, 2010

INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement contains information related to the annual meeting of stockholders (the “Annual Meeting”) of WHX Corporation (“WHX” or the “Company”) to be held on December 9, 2010, at 11:00 a.m., local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located at 65 East 55th Street, New York, New York 10022, and at any postponements or adjournments thereof.

Purpose of the Annual Meeting

At the Annual Meeting, holders of the Company’s common stock, $0.01 par value per share (“Common Stock”), will hear an update on the Company’s operations, have a chance to meet some of its directors and executives and will act on the following matters:

1.
To elect seven directors to our Board of Directors (the “Board”), each to serve until the annual meeting of stockholders in fiscal year 2011 and until their respective successors have been duly elected and qualified;

2.
To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), to change the name of the Company from “WHX Corporation” to “Handy & Harman Holdings Ltd.”;

3.
To approve an amendment of the Company’s 2007 Incentive Stock Plan (the “2007 Plan”) to increase the number of shares of the Company’s Common Stock subject to the 2007 Plan from 80,000 shares to 1,200,000 shares;

4.	To ratify the appointment of Grant Thornton LLP as the Company’s independent accountants for the fiscal year ending December 31, 2010; and

5.	To transact any other matters that may properly come before the meeting and any adjournment or postponement thereof.

Who May Vote

Our only outstanding voting securities are our shares of Common Stock.  Only holders of record of shares of Common Stock at the close of business on October 21, 2010 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.  On the Record Date of the Annual Meeting, there were 12,178,565 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  A majority of such shares, present in person or represented by proxy, is necessary to constitute a quorum.  Each share of Common Stock is entitled to one vote.

Attending In Person

Only holders of Common Stock, their proxy holders and our invited guests may attend the Annual Meeting.  If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and identification with a photo at the Annual Meeting.  For example, you may bring an account statement showing that you beneficially owned Common Stock shares as of October 21, 2010 as acceptable proof of ownership.

Important Notice Regarding The Availability Of Proxy Materials
For The Shareholders Meeting To Be Held On December 9, 2010

Under rules recently adopted by the Securities and Exchange Commission (“SEC”), we are furnishing proxy materials for the Annual Meeting on the Internet in addition to mailing paper copies of the materials to each stockholder of record on the Record Date. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available at: http://www.whxcorp.com/2010annual.php.

VOTING INSTRUCTIONS FOR HOLDERS OF COMMON STOCK

How to Vote

You may vote in person at the Annual Meeting or by proxy.  Our Board is asking for your proxy.  We recommend that you vote by proxy even if you plan to attend the Annual Meeting.  Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct.  You may also vote for or against the proposal or abstain from voting.  You can always change your vote at the Annual Meeting.  Proxy cards must be received by us before voting begins at the Annual Meeting.

A form of proxy is enclosed that designates persons named therein as proxies to vote shares at the Annual Meeting.  Each proxy in that form that is properly signed and received prior to the Annual Meeting will be voted as specified in the proxy or, if not specified, they will be voted in accordance with the Board’s recommendations.

You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a stockbroker, you may get materials from them asking how you want to vote. The latest proxy we receive from you will determine how we will vote your shares.

At the time that this Proxy Statement was mailed to stockholders, the Board and management were not aware that any matter other than the matters described above would be presented for action by stockholders at the Annual Meeting. If other matters are properly brought before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons acting under the proxies.

Revoking a Proxy

Any stockholder who returns a proxy on the enclosed form has the right to revoke that proxy at any time before it is voted. Any stockholder who submitted a proxy by mail may change his vote or revoke his proxy by (a) filing with the Secretary of the Company a written notice of revocation, (b) timely delivering a valid, later-dated proxy or (c) voting in person at the Annual Meeting.

Quorum

In order to act on the proposals described herein, we must have a quorum of shares of Common Stock.  The presence in person or by properly executed proxy of at least a majority of the outstanding shares of Common Stock eligible to vote is necessary to constitute a quorum at the Annual Meeting. Shares that the Company owns are not voted and do not count for this purpose.  The votes of stockholders present in person or represented by proxy at the Annual Meeting will be tabulated by inspectors of election appointed by the Company.

Required Votes

For Proposal No. 1, the director nominees receiving a plurality of the votes cast during the Annual Meeting will be elected to fill the seats of our Board.  The affirmative vote by the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve Proposal No. 2, to amend the Company’s Certificate of Incorporation.  The affirmative vote of a majority of the total votes cast, in person or by proxy, on the proposal is required to approve Proposal No. 3, to approve an amendment to the 2007 Plan, and Proposal No. 4, to ratify the appointment of Grant Thornton LLP as the Company’s independent accountants.

Treatment and Effect of Abstentions and “Broker Non-Votes”

A broker “non-vote” occurs when a nominee holding shares of Common Stock for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.  Brokers that do not receive instructions from the beneficial owners of shares of Common Stock being voted are not entitled to vote on any proposal at the Annual Meeting other than Proposal No. 4, to ratify the appointment of Grant Thornton LLP as the Company’s independent accountants.  Broker “non-votes” and the shares of Common Stock as to which a stockholder abstains are included for purposes of determining whether a quorum of shares of Common Stock is present at a meeting.  An abstention or broker “non-vote” will not be considered a vote cast.  Accordingly, abstentions or broker “non-votes” will not be included in the tabulation of the voting results and will have no effect on the approval of Proposal No. 1, which requires the approval of a plurality of the votes cast, or Proposals No. 3 and 4, which require the approval of a majority of the votes cast. Either an abstention or a broker “non-vote” will, however, have the effect of a vote cast in opposition of Proposal No. 2, to amend the Company’s Certificate of Incorporation, which requires the approval of a majority of the Company’s outstanding Common Stock.

No Right of Appraisal

Neither Delaware law, the Company’s Certificate of Incorporation nor its bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting.  Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

Cost of Solicitation

The cost of soliciting the proxies to which this Proxy Statement relates will be borne by the Company.  In following up the original solicitation of proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send soliciting material to the beneficial owners of capital stock and will, upon request, reimburse them for their expenses. In addition to solicitation by mail, and without additional compensation therefor, proxies may be solicited in person or by telephone, facsimile or telegram by officers and regular employees of the Company and its subsidiaries.

PROPOSAL ONE:  ELECTION OF DIRECTORS

Our Board has a single class of directors, with each director serving a one-year term. Directors elected at the Annual Meeting will serve until the 2011 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

Information with Respect to Director Nominees

Set forth below are the names and ages of the nominees for directors and their principal occupations at present and for the past five years.  On October 21, 2010, John J. Quicke informed the Board that he was not going to stand for re-election at the Annual Meeting, but will continue to serve as a director until the date of the Annual Meeting and as Vice President of the Company thereafter.  Immediately following the Annual meeting, it is anticipated that there will be seven directors serving on the Board. There are, to the knowledge of the Company, no agreements or understandings by which these individuals were so selected.  No family relationships exist between any directors or executive officers, as such term is defined in Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Board has adopted independence standards for directors that conform to the standards required by the NASDAQ Stock Market (“NASDAQ”) for listed companies.  Based on the Company’s director independence standards, the Board has affirmatively determined that Louis Klein, Jr., Garen W. Smith and Robert Frankfurt are independent.

Name	Age	All Offices with the Company	Director Since
Warren G. Lichtenstein	45	Chairman of the Board	2005
Glen M. Kassan	67	Vice Chairman of the Board and Chief Executive Officer	2005
Robert Frankfurt*	45	Director	2008
Jack L. Howard	49	Director	2005
Louis Klein, Jr.*	75	Director	2002
John H. McNamara, Jr.	46	Director	2008
Garen W. Smith*	67	Director	2002
_______________

*	Member of the Compensation Committee, Nominating Committee and the Audit Committee

Business Background and Qualifications of Directors Nominees

We believe that the collective skills, professional experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders.  While the Nominating Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, it uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board.  In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards.  They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

 The following is a summary of the business background and experience of each of the persons named above:

Warren G. Lichtenstein.  Chairman of the Board.

Warren G. Lichtenstein, age 45, has served as Chairman of the Board of the Company since July 2005.  Mr. Lichtenstein is the Chairman and Chief Executive Officer of Steel Partners LLC (“Steel Partners”), a global management firm.  Steel Partners is the manager of Steel Partners Holdings L.P. (“SPH”).  Mr. Lichtenstein has been associated with Steel Partners and its affiliates since 1990.  Mr. Lichtenstein has been the Chairman of the Board and Chief Executive Officer of SPH, a global diversified holding company that engages or has interests in a variety of operating businesses through its subsidiary companies, since July 2009.  He is a Co-Founder of Steel Partners Japan Strategic Fund (Offshore), L.P., a private investment partnership investing in Japan, and Steel Partners China Access I LP, a private equity partnership investing in China.  He also co-founded Steel Partners II, L.P. (“SPII”), a private investment partnership that is now a wholly-owned subsidiary of SPH, in 1993.  Mr. Lichtenstein has served as a director of GenCorp Inc., a manufacturer of aerospace and defense products and systems with a real estate business segment, since March 2008.  Mr. Lichtenstein also served as the Chairman of the Board, President and Chief Executive Officer of SP Acquisition Holdings, Inc. (“SPAH”), a company formed for the purpose of acquiring one or more businesses or assets, from February 2007 until October 2009.  He has served as a director of SL Industries, Inc. (“SL Industries”), a designer and manufacturer of power electronics, power motion equipment, power protection equipment, and teleprotection and specialized communication equipment, since March 30, 2010.  He previously served as a director (formerly Chairman of the Board) of SL Industries from January 2002 to May 2008 and served as Chief Executive Officer from February 2002 to August 2005.  He served as a director of the predecessor entity of SPH, from 1996 to June 2005, as Chairman and Chief Executive Officer from December 1997 to June 2005 and as President from December 1997 to December 2003.  Mr. Lichtenstein served as a director (formerly Chairman of the Board) of United Industrial Corporation (“United Industrial”), a company principally focused on the design, production and support of defense systems, which was acquired by Textron Inc., from May 2001 to November 2007.  He served as a director of KT&G Corporation, South Korea’s largest tobacco company, from March 2006 to March 2008.  Mr. Lichtenstein served as a director of Layne Christensen Company (“Layne Christensen”), a provider of products and services for the water, mineral, construction and energy markets, from January 2004 to October 2006.  He served as a director of BKF Capital Group, Inc., the parent company of John A. Levin & Co., an investment management firm, from 2005 to 2006. As a result of these and other professional experiences, we believe Mr. Lichtenstein is qualified to serve as Chairman of the Board due to his expertise in corporate finance, record of success in managing private investment funds and his related service as a director of, and advisor to, a diverse group of public companies, including other companies having attributes similar to our Company.

Glen M. Kassan.  Vice Chairman of the Board and Chief Executive Officer.

Glen M. Kassan, age 67, has served as a director of the Company since July 2005 and as the Company’s Vice Chairman of the Board and Chief Executive Officer since October 2005.  He is a Managing Director and operating partner of Steel Partners and has been associated with Steel Partners and its affiliates since August 1999.  He served as the Vice President, Chief Financial Officer and Secretary of a predecessor entity of SPH from June 2000 to April 2007.  He has served as a director of SL Industries since January 2002, its Chairman of the Board since May 2008, its Vice Chairman of the Board from August 2005 to May 2008 and its President from February 2002 to August 2005.  He was a director of United Industrial from October 2002 to November 2007.  As a result of these and other professional experiences, we believe Mr. Kassan is qualified to serve as Vice Chairman of the Board due to his years of experience and record of success in leadership positions in other manufacturing, industrial and other public companies having attributes similar to our Company as well as the expertise he possesses in capital markets and corporate finance.

Robert Frankfurt.  Director.

Robert Frankfurt, age 45, has been a director of the Company since November 2008.  Mr. Frankfurt is the founder of Myca Partners, Inc., an investment advisory services firm, and has served as its President since November 2006.  From February 2005 through December 2005, Mr. Frankfurt served as the Vice President of Sandell Asset Management Corp., a privately owned hedge fund.  From October 2002 through January 2005, Mr. Frankfurt was a private investor.  Mr. Frankfurt graduated from the Wharton School of Business at the University of Pennsylvania with a B.S. in Economics and received an M.B.A. from the Anderson Graduate School of Management at UCLA.  As a result of these and other professional experiences, we believe Mr. Frankfurt is qualified to serve as a member of the Board due to his years of experience with private investing and investment advising and his post-graduate education, which provide him with comprehensive financial and accounting expertise.

Jack L. Howard.  Director.

Jack L. Howard, age 49, has been a director of the Company since July 2005.  Mr. Howard has served as President of SPH since July 15, 2009.  He has been a registered principal of Mutual Securities, Inc., a FINRA registered broker-dealer, since 1989.  Mr. Howard is the President of Steel Partners and has been associated with Steel Partners and its affiliates since 1993.  Mr. Howard co-founded SPII in 1993.  Mr. Howard has served as a director of NOVT Corporation (“NOVT”), a former developer of advanced medical treatments for coronary and vascular disease, since April 2006.  Since July 2005, he has been a director of CoSine Communications, Inc., a holding company.  He has been a director (currently Chairman) of ADPT Corporation, a storage solutions provider, since December 2007.  Mr. Howard served as Chairman of the Board of a predecessor entity of SPH from June 2005 to December 2008, as a director from 1996 to December 2008 and its Vice President from 1997 to December 2008.  From 1997 to May 2000, he also served as Secretary, Treasurer and Chief Financial Officer of SPH’s predecessor entity.  He has served as Chairman of the Board of Directors of Ore Pharmaceutical Inc., a pharmaceutical asset management company, since October 2010.  He serves as Chairman of the Board of Gateway Industries, Inc., a former provider of database development and web site design and development services, and served as Chief Executive Officer from February 2004 to April 2007 and as Vice President from December 2001 to April 2007.  Mr. Howard served as a director of SPAH from February 2007 until June 2007, and was Vice-Chairman from February 2007 until August 2007.  He also served as Chief Operating Officer and Secretary of SPAH from June 2007 and February 2007, respectively, until October 2009.  Mr. Howard has previously served as a director of BNS Holdings, Inc., a holding company, a manufacturer of school buses, ambulances and terminal trucks.  He currently holds the securities licenses of Series 7, Series 24, Series 55 and Series 63.  As a result of these and other professional experiences, we believe Mr. Howard is qualified to serve as a member of the Board due to his financial expertise and record of success as a director, chairman and top-level executive officer of numerous public companies.

Louis Klein, Jr.  Director.

Louis Klein, Jr., age 75, has served as a director of the Company since 2002.  He has served as trustee of Manville Personal Injury Settlement Trust from 1991 through 2007, trustee of WT Mutual Fund and WT Investment Trust I (Wilmington Trust) since 1998 and trustee of the CRM Mutual Fund since 2005.  He has also served as a director of Bulwark Corporation, a private company engaged in real estate investment, from 1998 through June 2008.  As a result of these and other professional experiences, we believe Mr. Klein is qualified to serve as a member of the Board due to his financial and accounting expertise.

John H. McNamara, Jr.  Director.

John H. McNamara, Jr., age 46, has served as a director of the Company since February 2008.  He is a Managing Director and investment professional of Steel Partners and has been associated with Steel Partners and its affiliates since May 2006.  He has served as a director of SL Industries since May 2008.  He has also served as a director of Fox & Hound Restaurant Group, an owner and operator of entertainment restaurants, since April 2008.  Mr. McNamara has served as Chairman of the Board of Directors of WebBank, a Utah-chartered industrial bank that is a wholly owned-subsidiary of SPH, since May 2009.  Mr. McNamara also served as a director of a predecessor entity of SPH from April 2008 to December 2008, and was its Chief Executive Officer from June 2008 to December 2008. Prior to working at Steel Partners, Mr. McNamara was a Managing Director and Partner at Imperial Capital LLC, an investment banking firm, which he joined in 1995.  As a member of its Corporate Finance Group he provided advisory services for middle market companies in the areas of mergers and acquisitions, restructurings and financings. Mr. McNamara began his career at Bay Banks, Inc., a commercial bank, where he served in lending and work-out capacities   As a result of these and other professional experiences, we believe Mr. McNamara is qualified to serve as a member of the Board due to his record of success in leadership positions in other public companies and extensive expertise in corporate finance, particularly in the areas of mergers and acquisitions, restructuring and refinancing.

Garen W. Smith.  Director.

Garen W. Smith, age 67, has served as a director of the Company since 2002.  Mr. Smith serves on the Audit, Compensation and Nomination Committees of the Board.  In addition, Mr. Smith is on the Board of Directors of Handy & Harman (“H&H”) and Bairnco Corporation (“Bairnco”), both subsidiaries of the Company.  Mr. Smith is Vice President, Secretary and Treasurer of New Abundance Corp., a business consulting company.  He was Chairman of the Board of H&H from 2003 through September 2005.  Mr. Smith was Vice President, Secretary and Treasurer of Abundance Corp., a consulting company that provided services to the Company, from 2002 to February 2005.  In addition, he was President and Chief Executive Officer of Unimast Incorporated from 1991 to 2002.  Mr. Smith has served as a director of Phillips Manufacturing Company since November 2006.  Mr. Smith also serves on the advisory board of Steel Warehouse Company, Inc.  Mr. Smith is also currently the President of Grove Park Associates, a small, regional residential developer.  Mr. Smith received his Bachelor of Science degree in Civil Engineering from Penn State University in 1964 and his Masters of Engineering degree (Civil Engineering) from Penn State University in 1966.  As a result of these and other professional experiences, we believe Mr. Smith is qualified to serve as a member of the Board due to his years of experience and record of success in leadership positions in other manufacturing and industrial companies having attributes similar to our Company.

Board Committees and Meetings

The Board met on five occasions during the year ended December 31, 2009 and acted by written consent on eight occasions.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he served.  All eight members of the Board attended the 2009 Annual Meeting. Our policy is that our Board members are expected to attend each Annual Meeting.

There are three principal committees of the Board: the Audit Committee, Nominating Committee and the Compensation Committee.

Audit Committee

The Company has a separately standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Exchange Act.  The Audit Committee has a charter, a current copy of which is available on the Company’s website, www.whxcorp.com.  The members of the Audit Committee are Louis Klein, Jr., Garen W. Smith and Robert Frankfurt.  Each of Messrs. Klein, Smith and Frankfurt are non-employee members of the Board.  After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that (1) all current Audit Committee members are “independent” as that concept is defined in Section 10A of the Exchange Act, (2) all current Audit Committee members are financially literate, and (3) Mr. Klein qualifies as an “audit committee financial expert” under the applicable rules promulgated pursuant to the Exchange Act.  The Audit Committee met eight times during the fiscal year ended December 31, 2009.

Compensation Committee

The Company has a separately standing Compensation Committee.  The Compensation Committee has a charter, a current copy of which is available on the Company’s website, www.whxcorp.com.  The members of the Compensation Committee are Louis Klein, Jr., Garen W. Smith and Robert Frankfurt.  Each of Messrs. Klein, Smith and Frankfurt are non-employee members of the Board.  The Compensation Committee reviews compensation arrangements and personnel matters.  The Compensation Committee charter provides that the Compensation Committee may delegate certain duties to a consultant and/or advisor.  The Compensation Committee met four times, and took action by unanimous written consent one time, during the fiscal year ended December 31, 2009.

Nominating Committee

The Company has a separately standing Nominating Committee.  The Nominating Committee has a charter, a current copy of which is available on the Company’s website, www.whxcorp.com.  The members of the Nominating Committee are Louis Klein, Jr., Garen W. Smith, and Robert Frankfurt.  Each of Messrs. Klein, Smith and Frankfurt are non-employee members of the Board.  The Nominating Committee evaluates and selects, or recommends to the full Board for their selection, nominees for directors.  The Nominating Committee Charter provides that the Nominating Committee may delegate certain duties to a consultant and/or advisor.  The Nominating Committee met one time during the fiscal year ended December 31, 2009.

Director Independence

In assessing the independence of our directors, our Board has reviewed and analyzed the standards for independence required under the NASDAQ Listing Rules, including NASDAQ Listing Rule 5605(a)(2), and applicable SEC regulations.  Under the applicable NASDAQ Listing Rules, we have been considered a “controlled company” since May 2010, as more than 50% of our voting power is held by SPII.  As a controlled company, among other things, we are exempt from the requirement under the NASDAQ Listing Rules that we have a majority of independent directors.

After reviewing any material relationships that any of our directors may have with the Company that could compromise his ability to exercise independent judgment in carrying out his responsibilities, our Board has determined that Louis Klein, Jr., Garen W. Smith and Robert Frankfurt, representing three of our eight directors, are “independent directors” as defined under the NASDAQ Listing Rules.  The Company has a separately standing Compensation Committee, Nominating Committee and Audit Committee.  Each of the Audit Committee, Compensation Committee and Nominating Committee have a charter, current copies of which are available on the Company’s website, www.whxcorp.com.  All of the members of our Audit Committee, Compensation Committee and Nominating Committee, which are comprised of Messrs. Klein, Smith and Frankfurt, are independent under the NASDAQ definition of “independence.”

Nominating Process

The Nominating Committee of the Board, which is comprised solely of independent directors, selects, or recommends for the full Board’s selection, all director nominees.

The Nominating Committee identifies director candidates through recommendations made by Board members, management, stockholders and others.  At a minimum, a nominee to the Board should have significant management or leadership experience which is relevant to the Company’s business, as well as personal and professional integrity.  Recommendations are developed based on the nominee’s knowledge and experience in a variety of fields, as well as research conducted by the Company’s staff and outside consultants at the Nominating Committee’s direction.

Any stockholder recommendation should be directed to Peter T. Gelfman, General Counsel and Secretary, WHX Corporation, 1133 Westchester Avenue, White Plains, NY 10604, and should include the candidate’s name, business contact information, detailed biographical data, relevant qualifications for Board membership, information regarding any relationships between the candidate and the Company within the last three years and a written indication by the recommended candidate of his/her willingness to serve.  Stockholder recommendations must also comply with the notice provisions contained in the Company’s bylaws in order to be considered (current copies of the Company’s bylaws are available at no charge in the Company’s public filings with the SEC or from the Secretary of the Company).

In determining whether to nominate a candidate, whether from an internally generated or stockholder recommendation, the Nominating Committee will consider the current composition and capabilities of serving Board members, as well as additional capabilities considered necessary or desirable in light of existing and future Company needs.  The Nominating Committee also exercises its independent business judgment and discretion in evaluating the suitability of any recommended candidate for nomination.  While neither the Board nor the Nominating Committee of the Board has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is the Company’s goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact the Company’s business.  The Nominating Committee recommended the nomination of the entire slate of directors to be voted upon at this year’s annual meeting.

Procedures for Contacting Directors

The Company has adopted a procedure by which stockholders may send communications, as defined within Item 407(f) of Regulation S-K, to one or more directors by writing to such director(s) or to the entire Board, care of Peter T. Gelfman, General Counsel and Secretary, WHX Corporation, 1133 Westchester Avenue, White Plains, NY 10604.  Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the entire Board.

The Board’s Leadership Structure

Since July 2005, Warren Lichtenstein has held the position of Chairman of the Board and since October 2005, Glen Kassan has held the positions of Vice Chairman and Chief Executive Officer of the Company.  This arrangement has allowed our Chairman to lead the Board and to be the Company’s principal spokesman with regards to the investment and financial communities while the Vice Chairman and Chief Executive Officer of the Company has focused primarily on managing the daily operations of the Company.   The separation of duties provides strong leadership for the Board while allowing the Chief Executive Officer to be the leader of the Company for customers, employees and shareholders.  We do not have a Lead Independent Director.  Rather, the Company’s three independent directors, who are the sole members of the Audit, Compensation and Nominating Committees, provide strong independent leadership for each of those three committees.  The three independent directors meet in executive session from time to time, as deemed appropriate in their discretion, in their various capacities, and as the Audit Committee, the three independent directors meet in executive sessions with our outside auditors on a regular basis.

The Board’s Role in Risk Oversight

The Board is actively involved in overseeing the Company’s risk management processes.  The Board focuses on the Company’s general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management.  Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of the Company’s businesses, and the Board and management actively engage in discussion on these topics.  Pursuant to a formal Approval Authorization policy, the Board is also informed of particular risk management matters in connection with its general oversight and approval of corporate matters.

In addition, each of the Board’s committees considers risk within its area of responsibility.  For example, the Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of the Company’s risk-related internal controls.  The Compensation Committee considers risk and structures our executive compensation programs to provide incentives to appropriately reward executives for growth without undue risk taking.

The Company’s management is responsible for day-to-day risk management.  The Company’s Treasury and Internal Audit areas serve as the primary monitoring and testing function for company-wide policies and procedures and manage day-to-day oversight of risk management strategy for the Company’s ongoing businesses.

Code of Ethics

The Company has adopted a code of conduct (the “Code of Conduct”) that applies to all of its directors, officers and employees.  The Code of Conduct is reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by the Company, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the Code of Conduct, and (v) accountability for adherence to the Code of Conduct. The Code of Conduct is available on the Company’s website at www.whxcorp.com.  Amendments to the Code of Conduct and any grant of a waiver from a provision of the Code of Conduct requiring disclosure under applicable SEC rules will be disclosed on the Company’s website at www.whxcorp.com.  The Company has implemented a web-based method for anonymous reporting of concerns at www.whx.ethicspoint.com.

Information with Respect to Executive Officers

As of the date hereof, the executive officers of the Company who are not also directors are as follows:

Name	Age	All Offices with the Company	Officer Since
James F. McCabe, Jr.	47	Chief Financial Officer and Senior Vice President	2007
Jeffrey A. Svoboda	59	Senior Vice President of the Company and President and Chief Executive Officer of H&H and Bairnco	2008
Peter T. Gelfman	47	General Counsel and Secretary	2008

Business Background of Executive Officers

James F. McCabe, Jr.  Chief Financial Officer and Senior Vice President.

James F. McCabe, Jr., age 47, has been Senior Vice President of each of the Company and H&H since March 2007 and Chief Financial Officer of the Company since August 2008.  From July 2004 to February 2007, Mr. McCabe served as Vice President of Finance and Treasurer, Northeast Region, of American Water Works Company.  From August 1991 to September 2003, he was with Teleflex Incorporated where he served in senior management positions including President of Teleflex Aerospace, President of Sermatech International, Chief Operating Officer of Sermatech International, President of Airfoil Technologies International and Chief Financial Officer of Teleflex Aerospace.

Jeffrey A. Svoboda.  Senior Vice President of the Company and President and Chief Executive Officer of H&H and Bairnco.

Jeffrey A. Svoboda, age 59, has been President and Chief Executive Officer of H&H since January 2008, President and Chief Executive Officer of Bairnco Corporation since January 2009 and a Senior Vice President of the Company since March 2009.  Mr. Svoboda has previously served as the Group Executive and Corporate Vice President of Danaher Corporation from 2001 through 2007.

Peter T. Gelfman.  General Counsel and Secretary.

Peter T. Gelfman, age 47, has been General Counsel and Secretary of the Company since April 2008.  From July 2005 through April 2008, Mr. Gelfman was employed by Rheem Manufacturing Company as Deputy General Counsel from July 2005 to June 2006 and served as the Vice President, Secretary and General Counsel from June 2006 to April 2008.  Previously, he served as a Senior Associate General Counsel for Sequa, a diversified industrial company, from June 1999 through June 2005.  Mr. Gelfman served as a Senior Attorney for Westvaco Corporation, now Mead Westvaco, from June 1996 through June 1999.  Additionally, Mr. Gelfman served as an Assistant United States Attorney for the United States Attorney for the Southern District of New York, Criminal Division, from February 1992 through May 1996 and as a litigation associate with Cravath, Swaine & Moore from September 1989 through December 1991.

Our executive officers are appointed by our Board and serve until their successors have been duly elected and qualified.  There are no family relationships among any of our directors or executive officers.

Executive Compensation

Summary Compensation Table

 The following table sets forth all compensation awarded to, paid to or earned by the following type of executive officers for each of the Company’s last two completed fiscal years: (i) individuals who served as, or acted in the capacity of, the Company’s principal executive officer for the fiscal year ended December 31, 2009; (ii) the Company’s two most highly compensated executive officers, other than the chief executive, who were serving as executive officers at the end of the fiscal year ended December 31, 2009; and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the fiscal year ended December 31, 2009. We refer to these individuals collectively as our named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
(a)	(b)	(c)		(d)(7)	(f)(1)	(h)	(i)	(j)
Glen M. Kassan Chief Executive Officer	2009 2008	-- 600,000	(2)	-- --	-- --	-- --	-- 28,322(3)	-- 628,322
James F. McCabe, Jr. Chief Financial Officer and Senior Vice President	2009 2008	308,400 310,615		24,570 166,257	-- --	-- --	42,271(4) 65,209(4)	375,241 542,081
Jeffrey A. Svoboda Senior Vice President of WHX and President and Chief Executive Officer of H&H and Bairnco	2009 2008	495,430 451,923		49,980 356,524	-- 126,592	-- --	15,751(5) 31,207(6)	561,161 966,246
_____________
(1)
The amounts in this column reflect the total grant date fair value computed in accordance with Accounting Standards Codification Topic 718 (formerly Statement of Financial Accounting Standards No. 123(R) (“ASC Topic 718”)) for options to purchase shares of the Company’s Common Stock granted pursuant to the Company’s 2007 Incentive Stock Plan in connection with the hiring and continued employment of the named executive officers.  For a full discussion of the assumptions and methodology employed in determining the grant date fair value attributable to stock options granted during 2009 and 2008, please refer to Notes 16 to the Company’s Consolidated Financial Statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(2)
The $600,000 annual salary payable to Mr. Kassan with respect to the year ended December 31, 2009, which had been deferred effective January 1, 2009 (net of the 5% company-wide salary reduction), has been irrevocably waived by Mr. Kassan and will not be paid.  Mr. Kassan is a managing director and operating partner of Steel Partners, an affiliate of SP Corporate Services, LLC (“SP”).  SP was paid a management fee for services performed in 2009 in the amount of $950,000.  See “—Certain Relationships and Related Transactions, and Director Independence.”

(3)	Consists of payments for life insurance and discretionary 401(k) payments.

(4)	Includes payments for life insurance, car allowance, temporary living allowance, and 401(k) matching and discretionary payments (401(k) in 2008 only).

(5)	Includes payments for life insurance and car allowance.

(6)	Includes payments for life insurance, car allowance, compensation for relocation and 401(k) matching and discretionary payments.

(7)	2009 Bonuses for Mr. McCabe and Mr. Svoboda were discretionary bonuses for 2009 equal to 50% of the amounts that would have been earned and paid under the 2009 Short Term Incentive Plan program.

Narrative Disclosure to Summary Compensation Table

The compensation paid to the named executive officers includes salary, stock options, and non-equity incentive compensation.  In addition, each named executive officer is eligible to receive contributions to his 401(k) plan under our matching contribution program.

In 2009 and 2008, salaries and bonuses accounted for 0% and approximately 95%, respectively, of total compensation for our principal executive officer and 94% and 85%, respectively, on average, for our other named executive officers.

 On January 1, 2010, the Company reinstated the 5% salary reductions which had been implemented on January 4, 2009.  The 5% salary reductions had been implemented for annual salaries over $40,000 for all salaried employees, including all of the Company’s executive officers in furtherance of the Company’s ongoing efforts to lower its operating costs.  The Company also reinstated its employer contributions to 401(k) savings plans for all employees not covered by a collective bargaining agreement that had been suspended on January 4, 2009; provided that the participating employees not covered by a collective bargaining agreement make their election to participate in the 401(k) savings plans on or before January 31, 2010, or if hired after January 1, 2010 and will not be covered by a collective bargaining agreement, make such election to participate in the 401(k) savings plan within thirty days of the date of hire.

On July 6, 2007, the Compensation Committee of the Board of the Company adopted certain arrangements (the “Arrangements”) for each of Warren G. Lichtenstein, the Chairman of the Board of the Company and Chairman and Chief Executive Officer of Steel Partners, the manager of SPII and SPH, and Glen Kassan, the Chief Executive Officer and Vice Chairman of the Board of the Company and Managing Director and operating partner of Steel Partners, to provide incentives for Messrs. Lichtenstein and Kassan.  The Arrangements provide, among other things, for each of Messrs. Lichtenstein and Kassan to receive a bonus equal to 10,000 multiplied by the difference of the market value of the Company’s stock price and $90.00, as adjusted pursuant to the terms of the 2007 Incentive Stock Plan to reflect a 1-for-10 reverse split of the Company’s outstanding Common Stock effected on November 24, 2008 (the “Reverse Split”).  The Arrangements are not based on specified targets or objectives other than the Company’s stock price.  The bonus is payable immediately upon the sending of a notice by Mr. Lichtenstein or Mr. Kassan, respectively.  The Arrangements terminate July 6, 2015, to the extent not previously received.  Effective January 1, 2009, certain technical amendments were made to the Arrangements for the purpose of bringing the Arrangements into compliance with the applicable provisions of Section 409A of the Internal Revenue Code (the “Code”) and the regulations and interpretive guidance issued thereunder (“Section 409A”).

 Bonus Plan.  On July 17, 2009, the Compensation Committee of the Board formally adopted the 2009 Bonus Plan (the “Bonus Plan”) to provide incentives to officers and members of management of the Company and its subsidiaries, including certain of the Company’s executive officers, in the form of cash bonus payments for achieving certain performance goals established for them.  Participants in the Bonus Plan who are named executive officers of the Company include James F. McCabe, Jr., Chief Financial Officer and a Senior Vice President of the Company, and Jeffrey A. Svoboda, a Senior Vice President of the Company and the President and Chief Executive Officer of each of Bairnco and H&H.

The Bonus Plan includes two components.  The first component is the Short Term Incentive Plan (“STIP”), and the second component is a Long Term Incentive Plan (“LTIP”).  The structure of the Bonus Plan is designed to provide short-term incentives to participants for achieving annual targets, while also motivating and rewarding eligible participants for achieving longer term growth goals.

Short Term Incentive Plan.  The Compensation Committee has established two components for the STIP, a return on invested capital (“ROIC”) based component and a component based on the achievement of pre-determined individual objectives.  The ROIC component is calculated by dividing pre-bonus earnings before interest, taxes, depreciation and amortization (“PBEBITDA”) by average invested capital (“AIC”).  The component based on the achievement of individual objectives is based on personal objectives set by the Division President, President & Chief Executive Officer of H&H and Bairnco, the CEO of the Company and the Compensation Committee of the Company for each participant.  Based on the determination of the objectives under the two components, the maximum percentage of base salary that may be earned by the participants ranges from 10.5% to 80%.  STIP bonuses earned will be paid annually.  No STIP bonus will be paid if either component is below a predetermined threshold.

 Long Term Incentive Plan.  The LTIP component of the Bonus Plan is based on a combination of the achievement of certain sales targets and ROIC targets over the three fiscal years beginning in 2009.  The sales target is based on the combined budgeted sales for 2009, 2010, and 2011.  The ROIC is calculated using total PBEBITDA for the three year cycle and the AIC for these 3 years.  Based on the determination of these objectives, the maximum percentage of base salary that may be earned by the participants ranges from 3% to 30%.  LTIP bonuses earned will be paid following the conclusion of the 2011 fiscal year.  A bonus payout under the LTIP will not occur if either the ROIC or sales component is below 80% of the respective target.

Under the Bonus Plan, the target percentage of base salary (as base salary is defined in his employment agreement) that may be earned by the President and Chief Executive Officer of H&H and Bairnco and Senior Vice President of the Company, Jeffrey A. Svoboda, is 100% and the target percentage of base salary that may be earned by the Chief Financial Officer and Senior Vice President, James F. McCabe, Jr. is 75%.

On July 17, 2009, the Compensation Committee of the Board adopted a policy for 2009 that the Company (i) will not pay STIP/LTIP bonuses under the Bonus Plan if either H &H or Bairnco are or would be in default under their respective loan covenants, unless the Compensation Committee otherwise decides to pay a special bonus as permitted by the Bonus Plan and (ii) will not make a partial reversal but will reverse the entire accrual for all STIP and LTIP bonuses if a reversal of an accrual for STIP/LTIP bonuses under the Bonus Plan is required in order to permit either H&H or Bairnco to meet its respective loan covenants.  Following this policy directive, the Company reversed accruals under the 2009 Bonus Plan as of the end of the second quarter of 2009 thereby canceling the 2009 STIP and the 2007, 2008 and 2009 LTIP.

On March 17, 2010, the Compensation Committee approved discretionary bonuses for 2009 equal to 50% of the amounts that would have been earned and paid under the 2009 STIP program.

Grant of Options.  On January 28, 2008, 10,000 options were granted to Jeffrey A. Svoboda pursuant to the Company’s 2007 Incentive Stock Plan, as adjusted pursuant to the terms of the 2007 Incentive Stock Plan to give effect to the Reverse Stock Split.  The options have an exercise price of $90.00 per share, as adjusted pursuant to the terms of the 2007 Incentive Stock Plan to give effect to the Reverse Stock Split, and are exercisable in installments as follows: one-third of the options granted were exercisable immediately, one-third of the options granted became exercisable on January 28, 2009 and the balance became exercisable on January 28, 2010.

Employment Agreements

 Glen M. Kassan.  Glen M. Kassan was appointed Chief Executive Officer on October 7, 2005.  In 2006, the Compensation Committee approved a salary of $600,000 per annum for Mr. Kassan effective January 1, 2006.  There is no employment agreement between the Company and Mr. Kassan regarding Mr. Kassan’s employment with the Company.  Mr. Kassan received a bonus of $100,000 in May 2008 on account of his performance in 2007.  Effective for the fiscal year beginning January 1, 2009, Mr. Kassan initially voluntarily deferred his annual salary (net of the 5% company-wide salary reduction) and then subsequently irrevocably waived any entitlement to his 2009 salary.  Mr. Kassan is a managing director of Steel Partners, an affiliate of SP.  SP was paid a management fee for services performed in 2009 in the amount of $950,000.  See “—Certain Relationships and Related Transactions, and Director Independence.”

James F. McCabe, Jr.  On February 1, 2007, James F. McCabe, Jr. entered into a one-year employment agreement with each of the Company and H&H, effective on March 1, 2007, and which, by the terms of the employment agreement, will automatically extend for successive one-year periods unless earlier terminated pursuant to its terms.  The employment agreement provides for an annual salary of no less than $300,000 and an annual bonus to be awarded at the Company’s sole discretion, provided that McCabe’s bonus for 2007 was not to be less than $100,000 as long as his employment had not been terminated for cause and as long as he had not voluntarily terminated his employment prior to April 1, 2008.  In addition, the employment agreement provides for the grant of options to purchase 50,000 shares of the Company’s Common Stock upon the Company’s adoption of a stock option plan and registration of underlying shares by September 30, 2007, or alternatively 50,000 “phantom” options in lieu of such options if such a plan had not been adopted by such date.  The Company satisfied this obligation by granting Mr. McCabe an option to purchase 50,000 shares of the Company’s Common Stock options on July 6, 2007 at an exercise price equal to $9.00, half of which were exercisable immediately, one-quarter of which became exercisable on July 7, 2008 and the balance of which became exercisable on July 6, 2009.  As discussed above, effective November 24, 2008, the outstanding option to purchase shares of the Company’s Common Stock granted pursuant to Mr. McCabe’s employment agreement was adjusted pursuant to the 2007 Incentive Stock Plan to reflect the Reverse Stock Split by reducing the number of shares issuable thereunder to 5,000 and by increasing the exercise price of such option to $90.00 per share.

In addition, pursuant to Mr. McCabe’s employment agreement, he is entitled to four weeks paid vacation, health insurance coverage (if and to the extent provided to all other employees of the Company), a car allowance of $600 per month, and life insurance, disability insurance and 401(k) benefits, if and to the extent provided to executives of either WHX or H&H.  Mr. McCabe was also entitled to a temporary living allowance of $3,400 per month through February 2009 under his employment agreement, and thereafter is receiving a monthly living allowance of up to $4,000 per month.  Effective January 4, 2009, the Company amended its employment agreement with Mr. McCabe to permit the reduction of the annual salary payable thereunder by 5% in accordance with the company-wide salary reductions.  Certain technical amendments were also made to Mr. McCabe’s employment agreement, effective January 1, 2009, for the purpose of bringing the severance payment provisions of the employment agreement into compliance with the applicable provisions of Section 409A.

Jeffrey A. Svoboda.  Effective January 28, 2008, Jeffrey A. Svoboda entered into an employment agreement, pursuant to which Mr. Svoboda agreed to become the President and Chief Executive Officer of H&H.  Mr. Svoboda was also appointed by the Board of the Company to serve as the President and Chief Executive Officer of Bairnco, effective January 1, 2009, and as a Senior Vice President of the Company, effective March 1, 2009.  His employment agreement provides for an initial two-year term, which will automatically extend for successive one-year periods unless earlier terminated pursuant to its terms.  The employment agreement also provides to Mr. Svoboda, among other things, (i) an annual salary of $500,000, (ii) an annual bonus with a target of 100% of base salary under the Company’s STIP and LTIP (as base salary is defined in his employment agreement); (iii) a grant of 100,000 options to purchase shares of the Company’s Common Stock pursuant to the terms and conditions of the Company’s 2007 Incentive Stock Plan at an exercise price equal to $9.00, one-third of which vested on the grant date, one-third of which vested on the first anniversary of the grant date, and the final one-third of which vested on the second anniversary of the grant date; and (iv) other benefits.  As discussed above, effective November 24, 2008, the outstanding option to purchase shares of the Company’s Common Stock granted pursuant to Mr. Svoboda’s employment agreement was adjusted pursuant to the 2007 Incentive Stock Plan to reflect the Reverse Stock Split by reducing the number of shares issuable thereunder to 10,000 and by increasing the exercise price of such option to $90.00 per share.  Effective January 4, 2009, the Company amended its employment agreement with Mr. Svoboda to permit the reduction of the annual salary payable thereunder by 5% in accordance with the company-wide salary reductions.  Certain technical amendments were also made to Mr. Svoboda’s employment agreement, effective January 1, 2009, for the purpose of bringing the severance payment provisions of the employment agreement into compliance with the applicable provisions of Section 409A.

 See “— Potential Payments upon Termination or Change in Control” for further discussion on termination, retirement and change-in-control provisions of the employment agreements.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity awards held by the named executive officers as of December 31, 2009.

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(e)	(f)
Glen M. Kassan Chief Executive Officer	--	--	--	--
James F. McCabe, Jr. Chief Financial Officer and Senior Vice President	5,000	--	$ 90.00	July 6, 2015
Jeffrey A. Svoboda Senior Vice President of WHX and President and Chief Executive Officer of H&H and Bairnco	6,667	3,333	$ 90.00	January 28, 2016

Pension Benefits

 The Company sponsors a defined benefit plan (the “WHX Pension Plan”), which provides benefits to certain current and former employees of the Company and its current and former subsidiaries, H&H, Bairnco and Wheeling-Pittsburgh Corporation.

 In 2005, the WHX Pension Plan was amended to freeze benefit accruals for all hourly non-bargained and salaried H&H plan participants and to close the Plan to future entrants.  The only participants who continue to receive benefit accruals are approximately 260 active employees who are covered by collective bargaining agreements.  In 2008, two Bairnco qualified pension plans for which the accrual of future benefits had been frozen in 2006 were merged into the WHX Pension Plan.

The WHX Pension Plan provides for annual benefits following normal retirement at various normal retirement ages, under a variety of benefit formulas depending on the covered group.  The bargained participants earn benefits under a service multiplier arrangement that varies based on collective bargaining agreements.  For all other participants, the frozen benefits are based on either multiplier arrangements for hourly-paid participants or a percentage of final average earnings formula for salaried participants.

The WHX Pension Plan provides for early retirement under a variety of eligibility rules pertinent to each covered group.  Early retirement benefits are the retirement income that would be applicable at normal retirement, reduced either by a fixed factor per month or on an actuarial equivalence basis, depending on the covered group.  The normal form of payment under the WHX Pension Plan also varies, but is a straight life annuity for most participants and a ten-year certain and life annuity for others.  The Wheeling-Pittsburgh Steel Corporation, a former subsidiary of the Company, bargained participants earn a straight life annuity under a 414(k) arrangement and have the option to take up to $10,000 of their defined contribution plan assets as a lump sum.

None of the named executive officers are accruing benefits under the WHX Pension Plan, nor are we aware of any pension payments made during 2008 or 2009 for any of the Company’s named executive officers.  The valuation method and material assumptions applied in quantifying the present value of accumulated benefits are set forth in Note 7 to the Company’s 2009 Consolidated Financial Statements.

Potential Payments Upon Termination or a Change in Control

 James F. McCabe, Jr.  In the event that the Company terminates Mr. McCabe’s employment agreement without cause or gives notice not to extend the term of the employment agreement, the Company will pay to Mr. McCabe, as aggregate compensation, (i) a lump-sum cash payment equal to one (1) year of the greater of his then current annual base salary or his base salary as of December 31, 2008, (ii) the continuation of certain health-related benefits for up to a twelve (12) month period following termination, (iii) any bonus payment that he is entitled to pursuant to any bonus plans as are then-in-effect and (iv) a car allowance for a one year period after termination.  Mr. McCabe will also receive the same compensation set forth in the preceding sentence if he terminates the employment agreement due to the material diminution of duties or the Company relocates more than 50 miles from the Company’s headquarters, as more specifically described in the employment agreement.

 Jeffrey A. Svoboda.  In the event that H&H terminates Mr. Svoboda’s employment agreement without cause or gives notice not to extend the term of the employment agreement, H&H will pay to Mr. Svoboda, as aggregate compensation, (i) a lump-sum cash payment equal to the greater of the balance of his base salary due for the remaining term of his contract (as base salary is defined in his employment agreement) or one (1) year of his then current annual base salary, (ii) the continuation of certain health-related benefits and (iii) a bonus payment equal to the cash portion of the most recent bonus paid to Mr. Svoboda.  Mr. Svoboda will also receive the same compensation set forth in the preceding sentence if he terminates the employment agreement due to the material diminution of duties or H&H relocates more than 50 miles from White Plains, NY, as more specifically described in the employment agreement.

Risk Assessment of the Company’s Compensation Policies

The Company’s compensation programs are discretionary, balanced and focused on the long term.  Goals and objectives of the Company’s compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure.  The Company’s approach to compensation practices and policies applicable to employees throughout the Company is consistent with that followed for its executives and, accordingly, the Company believes that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Director Compensation

 The following table sets forth information with respect to compensation earned by or awarded to each director who served on the Board during the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(d)	(g)	(h)
Robert Frankfurt	49,050	--	--	49,050
Jack L. Howard	--	--	--	--
Glen M. Kassan	--	--	--	--
Louis Klein, Jr.	66,321	--	--	66,321
Warren G. Lichtenstein	--	--	--	--
John H. McNamara, Jr.	--	--	--	--
John J. Quicke	--	--	--	--
Garen W. Smith	66,321	--	--	66,321(1)

(1)
In addition, Mr. Smith and his wife also receive medical benefits pursuant to an agreement entered into as of June 19, 2002 by and between the Company, Unimast Incorporated (“Unimast”) and Mr. Smith in connection with the sale by the Company of Unimast, its then wholly-owned subsidiary, and the termination of Mr. Smith’s employment as President and Chief Executive Officer of Unimast.

Effective January 1, 2010, the Board adopted the following compensation schedule for non-affiliated directors:

Annual Retainer for Directors:	$30,000
Board Meeting Fee:	$1,500
Annual Retainer for Audit Committee Members:	$7,500
Annual Retainer for Audit Committee Chair:	$10,000
Audit Committee Meeting Fee	$1,000
Annual Retainer for Compensation Committee Members	$6,000
Annual Retainer for Compensation Committee Chair	$6,500
Compensation Committee Meeting Fee	$1,000
Annual Retainer for Nominating Committee Members	$5,000
Annual Retainer for Nominating Committee Chair	$5,000
Nominating Committee Meeting Fee	$1,000
Special Committee Meeting Fee	$1,000

On July 6, 2007, the Compensation Committee of the Board of the Company adopted the Arrangements for each of Warren G. Lichtenstein, the Chairman of the Board of the Company and Chairman and Chief Executive Officer of Steel Partners, the manager of SPII and SPH, and Glen Kassan, the Chief Executive Officer and Vice Chairman of the Board and Managing Director and operating partner of Steel Partners, to provide incentives for Messrs. Lichtenstein and Kassan.  The Arrangements provide, among other things, for each of Messrs. Lichtenstein and Kassan to receive a bonus equal to 10,000 multiplied by the difference of the market value of the Company’s stock price and $90.00, as adjusted pursuant to the terms of the 2007 Incentive Stock Plan to reflect the Reverse Stock Split.  The Arrangements are not based on specified targets or objectives other than the Company’s stock price.  The bonus is payable immediately upon the sending of a notice by Mr. Lichtenstein or Mr. Kassan, respectively.  The Arrangements terminate July 6, 2015, to the extent not previously received.  Effective January 1, 2009, certain technical amendments were made to the Arrangements for the purpose of bringing the Arrangements into compliance with the applicable provisions of Section 409A.

Limitation on Liability and Indemnification Matters

The Company’s amended and restated bylaws and amended and restated certificate of incorporation provide for indemnification of its directors and officers to the fullest extent permitted by Delaware law.

Directors’ and Officers’ Insurance

The Company currently maintains a directors’ and officers’ liability insurance policy that provides its directors and officers with liability coverage relating to certain potential liabilities.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table details information regarding our existing equity compensation plans as of December 31, 2009.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	57,700	$90.00	22,300

Equity compensation plans not approved by security holders	--	--	--

Total:	57,700	$90.00	22,300

Security Ownership of Certain Beneficial Owners and Management

The following table shows the beneficial ownership of shares of our Common Stock as of November 3, 2010, held by:

•	Each person who beneficially owns 5% or more of the shares of Common Stock then outstanding;

•	Each of our directors;

•	Each of our named executive officers;

•	All of our directors and executive officers as a group.

The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, if any, held by that person that were exercisable on November 3, 2010 or would be exercisable within 60 days following November 3, 2010 are considered outstanding.  Such shares, however, are not considered outstanding for the purpose of computing the percentage ownership of any other person.  To our knowledge and unless otherwise indicated, each stockholder has sole voting power and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable.  Percentage ownership is based on 12,178,565 shares of Common Stock outstanding as of November 3, 2010.  Unless otherwise listed in the table below, the address of each such beneficial owner is c/o WHX Corporation, 1133 Westchester Avenue, Suite N222, White Plains, NY, 10604.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percentage of Class
Steel Partners II, L.P. (2) 590 Madison Avenue New York, New York 10022	6,325,269	51.9%
GAMCO Investors, Inc. (3) One Corporate Center Rye, New York 10580	1,233,609	10.1%
Warren G. Lichtenstein (2)	6,325,269	51.9%
Jack L. Howard (4)	57,642	*
Glen M. Kassan	0	0%
Louis Klein, Jr. (5)	27,000	*
James F. McCabe, Jr. (6)	10,000	*
John J. Quicke	0	0%
John H. McNamara, Jr.	0	0%
Robert Frankfurt	0	0%
Garen W. Smith (7)	2,415	*
Jeffrey A. Svoboda (8)	10,100	*
All Directors and Executive Officers as a Group (11 persons) (9)	6,448,428	52.9%
_______________

* less than 1%

(1)	All amounts reported in this table have been adjusted to reflect the Reverse Stock Split.

(2)
Based upon a Form 4 it filed on July 15, 2010, SPII directly owns 6,325,269 shares of the Company’s Common Stock.  SPH is the sole limited partner of SPII.  Steel Partners is the manager of SPII and SPH and Steel Partners has been delegated the power to vote and dispose of the securities held by SPII and SPH.  Warren G. Lichtenstein, the Company’s Chairman, is also the manager of Steel Partners.  By virtue of these relationships, each of SPH, Steel Partners and Mr. Lichtenstein may be deemed to beneficially own the shares owned by SPII.

(3)	Based upon Amendment No. 6 to Schedule 13D filed on July 1, 2010, a group including GAMCO Investors, Inc. beneficially owns 1,233,609 shares of Common Stock.

(4)
Consists of 57,642 shares owned directly by EMH Howard, LLC (“EMH”) which may be deemed beneficially owned by Mr. Howard by virtue of his position as the managing member of EMH.  Mr. Howard disclaims beneficial ownership of the shares owned by EMH except to the extent of his pecuniary interest therein.

(5)	Includes 1,000 shares of Common Stock issuable upon exercise of options that are currently exercisable.

(6)	Includes 5,000 shares of Common Stock issuable upon exercise of options that are currently exercisable.

(7)	Includes 1,000 shares of Common Stock issuable upon exercise of options that are currently exercisable.

(8)	Includes 10,000 shares of Common Stock issuable upon exercise of options that are currently exercisable.

(9)
Includes 11,002 shares of Common Stock and 5,000 shares of Common Stock issuable upon exercise of options that are currently exercisable held by an executive officer not specifically identified in the table.

Certain Relationships and Related Transactions

SPII is the direct owner of 6,325,269 shares of the Company’s Common Stock, representing approximately 51.9% of the outstanding shares.   SPH, formerly known as WebFinancial L.P., is the sole limited partner of SPII.  Steel Partners Holdings GP Inc., which we refer to as the “General Partner,” is SPH’s General Partner.  SPH is the sole stockholder of the General Partner.  Steel Partners is the manager of SPH and SPII and Steel Partners has been delegated the power to vote and dispose of the securities held by SPII and SPH.  Warren G. Lichtenstein, our Chairman of the Board, is also the manager of Steel Partners and Chairman of the board of directors of the General Partner.   In addition, employees and affiliates of Steel Partners hold positions with the Company, including Glen M. Kassan as Chief Executive Officer and Vice Chairman, John J. Quicke, as Vice President and director, and Jack L. Howard and John H. McNamara Jr., as directors.

Effective March 26, 2010, a special committee of the Board, composed entirely of independent directors, approved a management and services fee to be paid to SP Corporate Services, LLC, which we refer to herein as “SP,” in the amount of $950,000 for services performed in 2009.  SP is an affiliate of Steel Partners and is controlled by the Chairman of the Board of the Company, Warren G. Lichtenstein.  This fee was the only consideration paid for the services of the Chairman of the Board, Warren G. Lichtenstein, the director and Chief Executive Officer, Glen M. Kassan, the director and Vice President, John J. Quicke, and the directors Jack L. Howard and John H. McNamara, Jr., as well as other assistance from Steel Partners.  The $600,000 salary of Glen Kassan, the Company’s Chief Executive Officer, which had been deferred from 2009 (net of the 5% company-wide salary reduction) will not be separately paid. The services provided included management and advisory services with respect to operations, strategic planning, finance and accounting, sale and acquisition activities and other aspects of the businesses of the Company.  The Company is in discussions with SP regarding a management and services agreement for 2010.

On October 15, 2010, the newly formed, wholly-owned subsidiary of the Company, Handy & Harman Group Ltd. (“H&H Group”), which is the direct parent of H&H and Bairnco, refinanced the prior indebtedness of H&H and Bairnco to the Steel Partners II Liquidating Series Trust — Series A and the Steel Partners II Liquidating Series Trust — Series E (together, the “Steel Trusts”), as successor-in-interest to SPII.  In accordance with the terms of an Exchange Agreement, dated as of October 15, 2010, by and among H&H Group, certain of its subsidiaries and the Steel Trusts (the “Exchange Agreement”), H&H Group made an approximately $6 million cash payment in partial satisfaction of prior indebtedness to the Steel Trusts and exchanged the remainder of such prior obligations for units consisting of (a) $72,925,500 aggregate principal amount of 10% subordinated secured notes due 2017 (the “Subordinated Notes”) issued by H&H Group and (b) warrants, exercisable beginning October 14, 2013, to purchase an aggregate of 1,500,806 shares of the Company’s common stock, with an exercise price of $11.00 per share (the “Warrants”).  The Subordinated Notes and Warrants may not be transferred separately until October 14, 2013.

To our knowledge, there are no transactions involving the Company and any related person, as that term is used in applicable SEC regulations, in the fiscal years ended December 31, 2009 and 2008 that are required to be disclosed in this amendment to the Company’s Annual Report on Form 10-K which are not disclosed.  Our Board is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving all related party transactions.

As used throughout this Proxy Statement, the term “affiliate” means with respect to a person each other person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such person.

Section 16(A) Beneficial Ownership Reporting Compliance

 Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC and NASDAQ.  Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal year ended December 31, 2009, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filing requirements except for the following report that was inadvertently reported late: Louis Klein Jr. filed a Form 4 that was due on Friday, November 27, 2009 on Monday, November 30, 2009.

Vote Required

The affirmative vote of stockholders holding a plurality of the votes is required to approve this Proposal No. 1.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL NO. 1.

PROPOSAL TWO:

NAME CHANGE AMENDMENT TO CERTIFICATE OF INCORPORATION

On November 3, 2010, the Board adopted a resolution approving an amendment to the Company’s Certificate of Incorporation to change the name of the Company from “WHX Corporation” to “Handy & Harman Holdings Ltd.” and recommending that the name change amendment be submitted to the Company’s stockholders for approval. The Board believes that the name change is in the best interests of the Company and recommends the approval of the name change amendment by the Company’s stockholders.

Reasons for the Name Change

The name change is intended to reflect the transformation that we have experienced in recent years from our historical roots as an integrated steel concern into a diversified global industrial holding company.  The Board believes that the name “Handy & Harman Holdings Ltd.” reflects the broader focus of the Company and delineates more clearly the Company’s current business practices and strategic direction as a diversified holding company.  The Board believes that this adjustment will further promote the awareness of the Company’s focus in the minds of industry participants, stockholders and the investment community.

Effects of the name change

If the name change amendment is approved by the Company’s stockholders, the name change will become effective when a Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. The proposed Certificate of Amendment to the Certificate of Incorporation of the Company is attached hereto as Appendix A.

If the name change amendment is approved by the stockholders and becomes effective, the rights of stockholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates that bear the name “WHX Corporation,” nor will it be necessary for stockholders with certificated shares to surrender or exchange any stock certificates they currently hold as a result of the name change.  Uncertificated shares currently held in direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “Handy & Harman Holdings Ltd.”

The Company’s Common Stock is currently listed for trading on the NASDAQ Capital Market under the symbol “WXCO.” If the name change amendment is approved, the Company expects that the trading symbol for its Common Stock on the NASDAQ Capital Markets will be changed to “HHHL.”  A new CUSIP number is expected to be assigned to the Common Stock following the name change.

If the name change amendment is not approved by the stockholders, the proposed amendment to the Company’s Certificate of Incorporation will not be made and the Company’s name and ticker symbol will remain unchanged.

Vote Required

The affirmative vote by the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve this Proposal No. 2, to amend the Company’s Certificate of Incorporation.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “HANDY & HARMAN HOLDINGS LTD.”

PROPOSAL THREE:

AMENDMENT TO 2007 PLAN

The Company’s 2007 Incentive Stock Plan, which we refer to herein as the “2007 Plan,” was approved by the Board in February 2007 and by the Company’s stockholders in June 2007.  On November 3, 2010, subject to stockholder approval, the Board approved a proposal to amend the 2007 Plan in order to increase the number of shares of our Common Stock subject to the 2007 Plan from 80,000 shares to 1,200,000 shares (as so amended, the “Amended Plan”).

General

Subject to certain conditions discussed below, the total number of shares of Common Stock which may be issued under the 2007 Plan currently may not exceed 80,000 shares.  If the proposal for the amendment of the 2007 Plan is approved, then the Amended Plan will authorize the issuance of a total of 1,200,000 shares of our Common Stock.  The Amended Plan will not be the exclusive means through which the Company may grant equity incentives.

As of November 3, 2010, options have been granted that are presently outstanding to purchase 57,700 shares pursuant the 2007 Plan, and 22,300 shares remained available for issuance under the 2007 Plan.  As of November 3, 2010, 12,178,565 shares of our Common Stock were issued and outstanding.  The closing sale price of our Common Stock quoted on the NASDAQ Capital Market on November 3, 2010 was $11.13.  All historical option amounts described herein give effect to the 1-for-10 reverse split of our outstanding Common Stock effected on November 24, 2008.

 All awards under the 2007 Plan are within the discretion of the Compensation Committee and, therefore, future awards under the 2007 Plan, or, if approved, the Amended Plan, are generally not determinable.

Purpose of the Amendment

The Board has determined that the number of Shares remaining available for issuance under the 2007 Plan is not sufficient to support the Company’s intended compensation programs over the next several years. The Board believes that the success of the Company is largely dependent on its ability to attract and retain highly-qualified employees and non-employee directors and that by offering them the opportunity to acquire or increase their proprietary interest in the Company, the Company will enhance its ability to attract and retain such persons. Further, the Company strongly believes in aligning the interests of its employees, especially its executive officers, with those of its stockholders. Accordingly, the Company is proposing to amend the 2007 Plan to increase the number of shares of our Common Stock subject thereto from 80,000 shares to 1,200,000 shares.

Description of the Amended Plan

A summary of the Amended Plan is set forth below, and its full text is attached hereto as Appendix B.  The following discussion is qualified in its entirety by reference to Appendix B.

The Purpose of the Amended Plan

The purpose of the Amended Plan is to provide additional incentive to the directors, officers, consultants, advisors and employees of the Company who are primarily responsible for the management and growth of the Company.

The Company intends that the Amended Plan meet the requirements of Rule 16b-3 (“Rule 16B-3”) promulgated under the Exchange Act and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Amended Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Amended Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those options for which qualification for such exception is intended.

Administration of the Amended Plan

The Amended Plan is to be administered by a committee consisting of two or more directors appointed by the Company’s Board (the “Committee”).  The Committee will be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 and, “outside directors” within the meaning of Section 162(m) of the Code, which individuals will serve at the pleasure of the Board. In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Amended Plan does not consist of two or more “non-employee directors,” or if there is no such Committee, then the Amended Plan will be administered by the Board, provided that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee so comprised of outside directors.

Subject to the other provisions of the Amended Plan, the Committee will have the authority, in its discretion: (i) to designate recipients of options (“Options”), stock appreciation rights (“Stock Appreciation Rights”), restricted stock (“Restricted Stock”) and other equity incentives or stock or stock based awards (“Equity Incentives”), all of which are referred to collectively as “Rights”; (ii) to determine the terms and conditions of each Right granted (which need not be identical); (iii) to interpret the Amended Plan and all Rights granted thereunder; and (iv) to make all other determinations necessary or advisable for the administration of the Amended Plan.

Eligibility

The persons eligible for participation in the Amended Plan as recipients of Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives include directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary; provided that incentive stock options may only be granted to employees of the Company and the subsidiaries. In selecting participants, and determining the number of shares covered by each Right, the Committee may consider any factors that it deems relevant.

Shares Subject to the Amended Plan

Subject to the conditions outlined below, the total number of shares of Common Stock which may be issued pursuant to Rights granted under the Amended Plan may not exceed 1,200,000 shares.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar type of corporate restructuring affecting the shares of Common Stock, the Committee will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Amended Plan and in the number and exercise price of shares subject to outstanding Options granted under the Amended Plan, to the end that after such event each optionee’s proportionate interest will be maintained as immediately before the occurrence of such event. The Committee will, to the extent feasible, make such other adjustments as may be required under the tax laws so that any incentive stock options previously granted will not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments will also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the Amended Plan.

Options

An option granted under the Amended Plan is designated at the time of grant as either an incentive stock option (an “ISO”) or as a non-qualified stock option (a “NQSO”). Upon the grant of an Option to purchase shares of Common Stock, the Committee will fix the number of shares of the Company’s Common Stock that the optionee may purchase upon exercise of such Option and the price at which the shares may be purchased. The purchase price of each share of the Company’s Common Stock purchasable under an Option will be determined by the Committee at the time of grant, but may not be less than 100% of the fair market value of such share of Common Stock on the date the Option is granted; PROVIDED, HOWEVER, that with respect to an optionee who, at the time an ISO is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share under an ISO must be at least 110% of the fair market value per share of the Company’s Common Stock on the date of grant.

Stock Appreciation Rights

Stock Appreciation Rights will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Unless otherwise provided, Stock Appreciation Rights will become immediately exercisable and remain exercisable until expiration, cancellation or termination of the award. Such rights may be exercised in whole or in part by giving written notice to the Company.

Restricted Stock

Restricted Stock may be granted under the Amended Plan aside from, or in association with, any other award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the Amended Plan, as the Committee deems desirable. A grantee will have no rights to an award of Restricted Stock unless and until such grantee accepts the award within the period prescribed by the Committee and, if the Committee deems desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.

Other Equity Incentives or Stock Based Awards.

Subject to the provisions of the Amended Plan, the Committee may grant Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee in its discretion determines. Such awards may entail the transfer of actual shares of the Company’s Common Stock to Amended Plan participants, or payment in cash or otherwise of amounts based on the value of shares of the Company’s Common Stock.

Term of the Rights.

The Committee, in its sole discretion, will fix the term of each Right, provided that the maximum term of an Option will be ten years. ISOs granted to a 10% stockholder will expire not more than five years after the date of grant. The Amended Plan provides for the earlier expiration of Rights in the event of certain terminations of employment of the holder.

Restrictions on Transferability.

Options and Stock Appreciation Rights granted hereunder are not transferable and may be exercised solely by the optionee or grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a NQSO to (i) a trust for the benefit of the optionee or (ii) a member of the optionee’s immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions hereof will be void and ineffective and will give no right to the purported transferee. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed.

Termination of the Amended Plan.

No Right may be granted pursuant to the Amended Plan following February 27, 2017.

Amendments to the Amended Plan.

The Board may at any time amend, suspend or terminate the Amended Plan, except that no amendment may be made that would impair the rights of any optionee or grantee under any Right previously granted without the optionee’s or grantee’s consent, and except that no amendment may be made which, without the approval of the Company stockholders would (i) materially increase the number of shares that may be issued under the Amended Plan except as permitted under the Amended Plan; (ii) materially increase the benefits accruing to the optionees or grantees under the Amended Plan; (iii) materially modify the requirements as to eligibility for participation in the Amended Plan; (iv) decrease the exercise price of an ISO to less than 100% of the fair market value on the date of grant thereof or the exercise price of a NQSO to less than 100% of the fair market value on the date of grant thereof; or (v) extend the term of any Option beyond that permitted in the Amended Plan.

Federal Income Tax Consequences

Incentive Options.  Options that are granted under the Amended Plan and that are intended to qualify as ISOs must comply with the requirements of Section 422 of the Code. An option holder is not taxed upon the grant or exercise of an ISO; however, the difference between the fair market value of the shares on the exercise date will be an item of adjustment for purposes of the alternative minimum tax. If an option holder holds the shares acquired upon the exercise of an ISO for at least two years following the date of the grant of the option and at least one year following the exercise of the option, the option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the option holder’s basis in the shares (which generally would equal the exercise price). If the option holder disposes of shares acquired pursuant to exercise of an ISO before satisfying the one-and-two year holding periods described above, the option holder may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the option holder’s adjusted basis in the shares (generally the option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the ISO.

The Company is not entitled to an income tax deduction on the grant or the exercise of an ISO or on the option holder’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will generally be entitled to an income tax deduction in the year the option holder disposes of the shares, in an amount equal to the ordinary income recognized by the option holder.

Nonqualified Options.  In the case of a NQSO, an option holder is not taxed on the grant of such option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of the exercise. The Company is generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the option holder. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following the exercise. The Company does not receive an income tax deduction for this gain.

Restricted Stock.  A recipient of restricted stock will not have taxable income upon grant, but will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares. A recipient of restricted stock may instead, however, elect to be taxed at the time of grant.

Stock Option Appreciation Rights.  No taxable income will be recognized by an option holder upon receipt of a stock option appreciation right (“SAR”) and the Company will not be entitled to a tax deduction upon the grant of such right.

Upon the exercise of a SAR, the holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the SAR and the Company will generally be entitled to a corresponding tax deduction.

Vote Required

The affirmative vote of stockholders holding not less than a majority of the votes cast on the matter is required to approve Proposal No. 3.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 20007 PLAN TO INCREASE THE NUMBER OF SHARES SUBJECT TO THE 2007 PLAN TO 1,200,000.

PROPOSAL FOUR:

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Grant Thornton LLP (“GT”) to serve as independent registered public accountants of the Company for the fiscal year ending December 31, 2010.  GT has served as the Company’s independent accounting firm since January 2007.   If the appointment is not ratified by the Company’s stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm.

Representations at the Meeting

Representatives from GT will be present at the Meeting and they will have the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by GT for professional services rendered was $2,190,589 and $2,321,960 for the audits of the Company’s annual consolidated financial statements for the fiscal years ended December 31, 2009 and 2008, respectively, which services included the cost of the reviews of other periodic reports for each respective year.

Audit-Related Fees

The aggregate fees billed by GT for professional services categorized as Audit-Related Fees rendered was $137,718 and $51,209 for the years ended December 31, 2009 and 2008, respectively, relating principally to assistance and services pertaining to the audit of the financial statements of Bairnco’s 401(k) Plan.

Tax Fees

The aggregate fees billed by GT for tax services for the fiscal years ended December 31, 2009 and 2008 were $52,837 and $15,600, respectively, relating principally for tax compliance, advice and planning.

All Other Fees

There were no fees for other professional services rendered during the fiscal years ended December 31, 2009 and 2008.

The Audit Committee’s policy is to pre-approve services to be performed by the Company’s independent public accountants in the categories of audit services, audit-related services, tax services and other services.  Additionally, the Audit Committee will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. The Audit Committee has approved all fees and advised us that it has determined that the non-audit services rendered by GT during our most recent fiscal year are compatible with maintaining the independence of such auditors.

Audit Committee Report

The Audit Committee operates pursuant to a written charter adopted by the Board.  The role of the Audit Committee is to assist the Board in its oversight of our financial reporting process, as more fully described in this Proxy Statement. As set forth in the charter, our management is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the management of the Company and has discussed matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, with GT, the Company’s independent auditors for the fiscal year ended December 31, 2009.  The Audit Committee has received the written disclosures and the letter from GT, as required by the applicable requirements of the PCAOB, regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with GT the independence of GT. The Audit Committee also considered whether GT’s non-audit services, including tax planning and consulting, are compatible with maintaining GT’s independence.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD

Louis Klein, Jr.

Garen W. Smith

Robert Frankfurt

Vote Required

The affirmative vote of stockholders holding not less than a majority of the votes cast on the matter is required to approve Proposal No. 2.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING AND OTHER MATTERS

Stockholder Proposals

In accordance with the Company’s Amended and Restated By-Laws, stockholders wishing to nominate directors or bring a proposal before the 2011 Annual Meeting of stockholders must provide written notice of such nomination or proposal to the attention of our Corporate Secretary not later than the close of business on September 10, 2011 nor earlier than the close of business on August 11, 2011; provided, however, in the event that the date of the next annual meeting is more than 30 days before or more than 60 days after December 9, 2011, notice by the stockholder to be timely must be delivered not earlier than the close of  business on the 120th day prior to such annual meeting and not later than the later of the close of  business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

Solicitation of Proxies

The cost of the solicitation of proxies will be paid by us.  In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, facsimile, electronic mail or in person.  We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners. Upon request, we will reimburse those brokerage houses and custodians for their reasonable expenses in so doing.

Other Matters

So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Annual Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

Annual Report and Available Information

The Company is concurrently sending all of its stockholders of record as of October 21, 2010 a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2009.  Such report contains the Company’s certified consolidated financial statements for the fiscal year ended December 31, 2009, including those of the Company’s subsidiaries.  Upon your request, we will provide, without any charge, a copy of any of our filings with the SEC. Requests should be directed to Peter T. Gelfman, General Counsel and Secretary, WHX Corporation, 1133 Westchester Avenue, White Plains, NY 10604 or (914) 461-1300.  You may also access a copy of our Annual Report on Form 10-K electronically in the Investor Relations section of the Company’s website, www.whxcorp.com or at http://www.whxcorp.com/2010annual.php.

WHX Corporation,

/s/ Glen M. Kassan

Glen M. Kassan
Chief Executive Officer

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

WHX CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

WHX CORPORATION (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

 1.           The name of the Corporation is WHX Corporation.

 2.           Article FIRST of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to restate Article FIRST in its entirety to read as follows:

 “FIRST:  The name of the corporation (hereinafter sometimes called the “Corporation”) is Handy & Harman Holdings Ltd.”

 3.           The amendment to the Amended and Restated Certificate of Incorporation of the Corporation effected by this Certificate was duly authorized by the Board of Directors and the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and acknowledged by its Secretary on this         day of   , 2010.

WHX Corporation,

By:
Name:
Title:

A-1

APPENDIX B

2007 INCENTIVE STOCK PLAN,

AS AMENDED ___________, 2010

1.           PURPOSE OF THE PLAN.

This 2007 Incentive Stock Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to WHX Corporation, a Delaware corporation (the “Company”) and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

Certain options granted pursuant to the Plan may constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan may be nonqualified stock options (the “Nonqualified Options”).  Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan may satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended.  In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.           ADMINISTRATION OF THE PLAN.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board.  The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, stock appreciation rights (“Stock Appreciation Rights”), restricted stock (“Restricted Stock”) and other equity incentives or stock or stock based awards (“Equity Incentives”) and to determine the terms and conditions of respective Option, Stock Appreciation Rights, Restricted Stock and Equity Incentives agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held.  Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.           DESIGNATION OF OPTIONEES AND GRANTEES.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”), Stock Appreciation Rights, Restricted Stock or Equity Incentives (respectively, the “Grantees”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries.  In selecting Optionees and Grantees, and in determining the number of shares to be covered by each Option, Stock Appreciation Right, Restricted Stock or Equity Incentive granted to Optionees or Grantees, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Optionee or Grantee or the Optionee or Grantee’s relationship to the Company, the Optionee or Grantee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee or Grantee’s length of service, promotions and potential. An Optionee or Grantee who has been granted an Option, Stock Appreciation Right, Restricted Stock or Equity Incentive hereunder may be granted an additional Option or Options, Stock Appreciation Right(s), Restricted Stock or Equity Incentive(s) if the Committee shall so determine.

4.           STOCK RESERVED FOR THE PLAN.

Subject to adjustment as provided in Section 10 hereof, a total of 1,200,000 shares of the Company’s Common Stock, $0.01 par value per share (the “Stock”), shall be subject to the Plan.  The maximum number of shares of Stock that may be subject to Options and Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed 200,000 and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives be reduced for any reason, the shares of Stock theretofore subject to such Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives may be subject to future Options under the Plan, except in the case of an Option or Stock Appreciation Right where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.           TERMS AND CONDITIONS OF OPTIONS.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           OPTION PRICE.  The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; PROVIDED, HOWEVER, that with respect to an Optionee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock under an Incentive Option shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 10 below.  “Fair Market Value” means the closing price of publicly traded shares of Stock on the business day immediately prior to the grant on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)           OPTION TERM.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)           EXERCISABILITY.  Subject to Section 5(e) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)           the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)           the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)           a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)           METHOD OF EXERCISE.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)           LIMIT ON VALUE OF INCENTIVE OPTION.  The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

(f)           INCENTIVE OPTION SHARES.  A grant of an Incentive Option under this Plan shall provide that (a) the Optionee shall be required as a condition of the exercise to furnish to the Company any payroll (employment) tax required to be withheld, and (b) if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two year period commencing on the day after the date of the grant of such Incentive Option or within a one year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

6.           TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall granted with an exercise price that is not less than 100% of the Fair Market Value (as defined in Section 5(a) herein) of a share of Common Stock on the date the Stock Appreciation Right is granted and shall be exercisable at such time or times and subject to such other terms and conditions as shall be determined by the Committee.  Unless otherwise provided, Stock Appreciation Rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award.  Such rights may be exercised in whole or in part by giving written notice to the Company.  Stock Appreciation Rights to the extent then exercisable may be exercised for payment in cash, shares of Common Stock or a combination of both, as the Committee shall deem desirable, equal to: (i) the excess of the Fair Market Value as defined in Section 5(a) herein of a share of Common Stock on the date of exercise over (ii) the exercise price of such Stock Appreciation Right.

7.           TERMS AND CONDITIONS OF RESTRICTED STOCK.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           GRANTEE RIGHTS.  A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee.  After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in section 7(d) below.

(b)           ISSUANCE OF CERTIFICATES.  The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)           DELIVERY OF CERTIFICATES.  Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)           FORFEITABILITY, NON-TRANSFERABILITY OF RESTRICTED STOCK.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.  Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions has lapsed.  Unless otherwise provided, distributions of additional shares or property in the form of dividends or otherwise in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)           CHANGE OF CONTROL.  Upon the occurrence of a Change in Control, the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee in its sole discretion.

8.           OTHER EQUITY INCENTIVES OR STOCK BASED AWARDS.

The Committee may grant Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan.  Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

9.           TERM OF PLAN.

No Option, Stock Appreciation Rights, Restricted Stock or Equity Incentives shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options, Stock Appreciation Rights or Equity Incentives theretofore granted may extend beyond that date.

10.           CAPITAL CHANGE OF THE COMPANY.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or similar type of corporate restructuring affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code.  Appropriate adjustments shall also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the Plan.

11.           PURCHASE FOR INVESTMENT.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities (if issued) for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

12.           TAXES.

(a)           The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)           If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code section 83(b).

(c)           If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within 10 days hereof.

13.           EFFECTIVE DATE OF PLAN.

The Plan shall be effective on February 28, 2007; PROVIDED, HOWEVER, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than February 28, 2007, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the Code are satisfied.

14.           AMENDMENT AND TERMINATION, SECTION 409A OF THE CODE.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee or Grantee under any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted without the Optionee or Grantee’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a)           materially increase the number of shares that may be issued under the Plan, except as is provided in Section 10;

(b)           materially increase the benefits accruing to the Optionees or Grantees under the Plan;

(c)           materially modify the requirements as to eligibility for participation in the Plan;

(d)           decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e)           extend the term of any Option beyond that provided for in Section 5(b).

(f)           The Committee may amend the terms of any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee or Grantee without the Optionee or Grantee’s consent.  The Committee may also substitute new Options, Stock Appreciation Rights or Restricted Stock for previously granted Options, Stock Appreciation Rights or Restricted Stock including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules) and the Committee shall exercise its discretion in granting Options, Stock Appreciation Rights or Restricted Stock hereunder (and the terms of such grants), accordingly.  The Plan and any grant of an Option, Stock Appreciation right or Restricted Stock hereunder may be amended from time to time (without, in the case of an Award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

15.           GOVERNMENT REGULATIONS.

The Plan, and the grant and exercise of Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives hereunder, and the obligation of the Company to sell and deliver shares under such Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

16.           GENERAL PROVISIONS.

(a)           CERTIFICATES.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)           EMPLOYMENT MATTERS.  The adoption of the Plan shall not confer upon any Optionee or Grantee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee or Grantee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)           LIMITATION OF LIABILITY.  No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)           REGISTRATION OF STOCK.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

(e)           NON TRANSFERABILITY.  Options and Stock Appreciation Rights granted hereunder are not transferable and may be exercised solely by the Optionee or Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit).  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)           NO RIGHTS AS A STOCKHOLDER.  No Optionee or Grantee (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided herein, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

(g)           TERMINATION BY DEATH.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option or Stock Appreciation Right may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee or Grantee under the will of the Optionee or Grantee, for a period of one year after the date of such death or until the expiration of the stated term of such Option or Stock Appreciation Right as provided under the Plan, whichever period is shorter.

(h)           TERMINATION BY REASON OF DISABILITY.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

(i)           TERMINATION BY REASON OF RETIREMENT.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

For purposes of this paragraph (i), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(j)           OTHER TERMINATION.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option or Stock Appreciation Right shall thereupon terminate, except that the portion of any Option or Stock Appreciation Right that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or Stock Appreciation Right’s term if the Optionee or Grantee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause or for good reason by the Optionee or Grantee (the determination as to whether termination was for cause or for good reason to be made by the Committee). The transfer of an Optionee or Grantee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

WHX CORPORATION

______________, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 9, 2010.  The Company’s Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available at:  http://www.whxcorp.com/2010annual.php.

WHX CORPORATION

Proxy – Annual Meeting of Stockholders
December 9, 2010

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Glen M. Kassan and James F. McCabe, Jr., each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of WHX Corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on December 9, 2010, at 11:00 a.m., local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located at 65 East 55th Street, New York, New York 10022, or at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated November 4, 2010, and a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN PROPOSAL NO. 1 AND “FOR” APPROVAL OF PROPOSAL NOS. 2, 3 AND 4.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL NOS. 2, 3 AND 4.

1.
To elect the following nominees to the Board of Directors of the Company, each to serve until the 2011 Annual Meeting of Stockholders and until their respective successors are duly elected and shall qualify:

Warren G. Lichtenstein
Robert Frankfurt
Jack L. Howard
Glen M. Kassan
Louis Klein, Jr.
John H. McNamara Jr.
Garen W. Smith

FOR ALL NOMINEES [___]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [___]

To withhold authority to vote for any individual nominee(s), print name(s) above.

2.	To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, to change the name of the Company from “WHX Corporation” to “Handy & Harman Holdings Ltd.”;

FOR [___]	AGAINST [___]	ABSTAIN [___]

3.
To approve an amendment of the Company’s 2007 Incentive Stock Plan (the “2007 Plan”) to increase the number of shares of the Company’s Common Stock subject to the 2007 Plan from 80,000 shares to 1,200,000 shares;

FOR [___]	AGAINST [___]	ABSTAIN [___]

4.	To ratify the appointment of Grant Thornton LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2010.

FOR [___]	AGAINST [___]	ABSTAIN [___]

In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the meeting.

NOTE: Your signature should appear the same as your name appears hereon.  If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing.  When signing as joint tenants, all parties in the joint tenancy must sign.  When a corporation gives a proxy, an authorized officer should sign it.

Signature:	Title:	Date:

Signature:	Title:	Date:

Please mark, date, sign and mail this proxy in the envelope provided for this purpose.  No postage is required if mailed in the United States.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [___]

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